OTHER ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2022
OTHER ACCRUED LIABILITIES.
OTHER ACCRUED LIABILITIES

12— OTHER ACCRUED LIABILITIES

Other accrued liabilities consist of the following:

	December 31,
	2022	2021
Retirement indemnities	2,153	2,382
Provision for warranty costs	162	252
Accruals for payroll and associated taxes	1,848	944
Conditional government advances	463	463
Value added tax payable	531	463
Advances received from customers	861	225
Provision for Asset Retirement Obligation (Japan)	101	109
Provision for employee termination indemnities (Korea)	122	97
Others	340	353
Total	6,583	5,289
Less non-current portion	(2,710)	(2,534)
Current portion	3,873	2,755

We received government conditional advances and grants for advanced research program HECAM which are provided for and managed by French state-owned entity “Banque Publique d’Investissement” (“Bpifrance”). This arrangement consists of both grants and conditional advances which are paid in fixed instalments at predetermined contractual dates, subject generally to milestones based on progress of the research and documentation. Grants received are non-refundable. Conditional advances received are subject to a fixed 1.44% interest rate.

Despite a first mono-centric study successfully implemented with Lyon’s Centre Leon Bérard cancer center, we decided not to pursue the development of HIFU for liver cancer as a per-operative approach. The multi-centric Phase II study, which was to be initiated following the mono-centric study, will not be implemented. We considered that the per-operative approach initially targeted will not offer the breakthrough innovation expected by the market and will lead to comparative lengthy clinical studies with existing therapeutic solutions to fulfill the requirement of the new European MDR regulations which became effective in May 2021.

In 2020, the Company decided to reorient the efforts, knowledge and assets resulting from the HECAM project in two directions. The first, with a technology and approach very similar to the one developed for liver cancer, will focus on pancreatic cancer for patients with few or even no alternatives. The second will still target liver cancer application but through an extracorporeal solution to offer to patients affected by primary or metastatic liver cancer an undisputable benefit compared to the existing alternatives. In 2021, after agreeing with Bpifrance, the Company decided not to pursue the HECAM project  under the initial parameters and based on results obtained as part of the HECAM program, and we had to reimburse €0.6 million, with the balance of €0.4 million reclassified as a non-refundable grant.

In 2021, we also received conditional advances for €0.4 million from Banque Publique d’Investissement for business development programs in China and Africa.

Grants that relate to expenses we incur for this research program are recognized in the line item “Research and Development Expenses” in the period in which the expenses subject to the grants have been incurred (see Note 21).

Conditional advances as of December 31, 2022, mature as follows:

2023	18
2024	93
2025	93
2026	93
2027	86
2028 and thereafter	81
Total	463

Changes in the provision for warranty costs are as follows:

	2022	2021
Beginning of year	252	368
Amount used during the year	(202)	(225)
New warranty expenses	112	110
End of year	162	252
Less current portion	(100)	(206)
Long term portion	62	46